FHLBank INDIANAPOLIS

State of the Bank

State of the Economy

Federal Home Loan Bank of Indianapolis
Feb. 24, 2023

JON GRIFFIN

SVP/Chief Business Development Officer



Agenda

TODAY'S PROGRAM

- **State of the Bank** – State of the Bank, Q4 year-end financials, looking ahead through the Big 6 lens
  - Cindy Konich, President and CEO
- **State of the Economy** – Guest speaker
  - Chris Kuehl, co-founder of Armada Corporate Intelligence
- **Q&A with Chris Kuehl on the economy**
- **Final thoughts, member announcement**


FHLBI

SAFE HARBOR STATEMENT

ABOUT TODAY'S PROGRAM

Today's program includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events and performance. Forward-looking statements can be identified by words such as "will," "believes," "may," "temporary," "estimates," and "expects" or the negative of these words or comparable terminology. Each forward-looking statement contained in this program reflects FHLBank Indianapolis' current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this presentation speaks only as of the date on which it was made. FHLBank Indianapolis undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Today's participants can refer to documents filed by the Bank with the U.S. Securities and Exchange Commission, specifically reports on Form 10-K and Form 10-Q, which include factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov.


FHLBI

CINDY KONICH

President & CEO



State of the Bank

Feb. 24, 2023

Earnings Summary

(GAAP) $ in millions

	2022	2021	Change
Interest income	$ 1,391	$ 470	$ 921
Interest expense	(1,100)	(218)	(882)
Provision for (reversal of) credit losses	—	—	—
Net interest income after provision	291	252	39
Other income (loss)	19	(34)	53
Other expenses	(113)	(113)	—
Income before assessments	197	105	92
AHP assessments	20	11	9
Net income	$ 177	$ 94	$ 83

Assets

($ in millions)

	December 31, 2022	December 31, 2021	Change	
			Amount	Percent
Advances	**$ 36,683**	$ 27,498	$ 9,185	33 %
Mortgage loans	**7,687**	7,616	71	1 %
Liquidity investments	**10,805**	10,995	(190)	(2)%
Agency mortgage-backed securities (MBS)	**10,307**	10,777	(470)	(4)%
Other long-term investments and assets	**6,802**	3,119	3,683	118 %
Total assets	**$ 72,284**	$ 60,005	$ 12,279	20 %

Liabilities [1] And Capital

($ in millions)

	December 31, 2022	December 31, 2021	Change Amount	Change Percent
Consolidated obligations	**$ 67,270**	$ 54,478	$ 12,792	23 %
Regulatory capital stock	**$ 2,496**	$ 2,296	$ 200	9 %
Total retained earnings	**1,287**	1,177	110	9 %
Total regulatory capital	**$ 3,783**	$ 3,473	310	9 %
Regulatory Capital Ratio [2]	**5.23 %**	5.79 %	(0.56)%	(10)%

(1) Various other liabilities not presented.
(2) Minimum ratio required is 4%.

Asset Composition

As of Dec. 31, 2022



Advances
51%
Mortgage Loans
11%
Agency MBS
14%
Other Long-Term Investments
9%
Trading Securities
3%
Cash and Short-Term Investments
12%

Total liquidity investments
15%

Advance Concentration

By Type, as of Dec. 31, 2022


Banks/Savings Institutions
50%
Insurance Companies
36%
Credit
Unions
14%
Total Depositories
64%

Dividends

Participation is rewarded

- B-2 stock is available to users of FHLBank Indianapolis credit products and Advantage MPP.
- The spread between B-2 (activity stock) and B-1 (non-activity stock) dividend rates has progressively widened.


Quarterly Dividend Rate
Under Revised Capital Plan
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.00%
3.25%
3.25%
3.25%
3.25%
3.50%
4.75%
4.75%
6.00%
1.75%
1.50%
1.00%
1.00%
1.00%
1.00%
1.25%
1.25%
2.00%
4Q2020
1Q2021
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
3Q2022
4Q2022
Class B-2
Class B-1


2023 AHP/CID FUNDING INCREASING
25%
TOTAL

Strategic Focus for 2023

It all starts with the Big 6

- Members First
- Income Generation
- Risk Excellence
- Data-mining and Analytics
- Operational Efficiency
- Diversity, Equity and Inclusion


FHLBI

FHFA Listening Tour

What is it?

Sessions across U.S. to gather public and member input on role and effectiveness of FHLBanks

Who is participating?

Public and written comments will be accepted. The FHFA also will extend targeted invitations to members.


FEDER
FHFA
FINANCE

FHFA Listening Tour

Session focus areas:

- Mission purpose in changing market
- Structure, efficiency, effectiveness
- Role in promoting affordable, sustainable, equitable AHP and CID
- Unique needs of rural and financially vulnerable communities
- Member products, services, collateral requirements
- Membership eligibility requirements


FHFA

State of the Economy

Feb. 24, 2023

CHRIS KUEHL

Economist, co-founder of Armada Corporate Intelligence





Q&A

Chris Kuehl


SHAREHOLDER
SYMPOSIUM
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